Exhibit 10.16

THIRD MODIFICATION AGREEMENT

This THIRD MODIFICATION AGREEMENT (“Agreement”) is made to be effective as of the 23rd day of June, 2004 (the “Effective Date”), by and between COMERICA BANK, a Michigan banking corporation, successor by merger to Comerica Bank-Texas (“Lender”), and STRATUS PROPERTIES INC., a Delaware corporation, STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership, CIRCLE C LAND, L.P., a Texas limited partnership, f/k/a Circle C Land Corp., and AUSTIN 290 PROPERTIES, INC., a Texas corporation (herein individually and collectively referred to as “Borrower”), and OLY STRATUS BARTON CREEK I JOINT VENTURE, a Texas joint venture ("Barton Creek JV").

W I T N E S S T H :

WHEREAS, Borrower, as Maker, executed that certain Promissory Note dated December 16, 1999, in the original principal amount of $20,000,000.00 U.S., in favor of and payable to the order of Lender, as Payee, which Promissory Note has been amended (including, without limitation, a reduction in the stated principal amount of such Promissory Note to $5,000,000.00 U.S. and the addition of a limited revolving feature) pursuant to (i) that certain Amendment to Promissory Note dated as of December 27, 2000 (the “First $5,000,000.00 Revolving Note Amendment”) executed by and between Borrower and Lender, (ii) that certain Second Amendment to Promissory Note (the “Second $5,000,000.00 Revolving Note Amendment”) dated as of December 18, 2001 executed by and between Borrower and Lender, (ii) that certain Third Modification and Extension Agreement dated as of June 30, 2003 executed by and between Borrower and Lender (the "Third Extension"), and (iv) that certain Third Amendment to Promissory Note (the “Third $5,000,000.00 Revolving Note Amendment”) dated of even date herewith executed by and between Borrower and Lender (said note, as amended by the First $5,000,000.00 Revolving Note Amendment, the Second $5,000,000.00 Revolving Note Amendment, the Third Extension and the Third $5,000,000.00 Revolving Note Amendment, is herein called the “$5,000,000.00 Revolving Note”), and which evidences an indebtedness (the “$5,000,000.00 Revolving Loan”) from Lender to Borrower in connection with and pursuant to that certain Loan Agreement dated December 16, 1999, executed by and between Borrower and Lender, which loan agreement was amended by (w) that certain Amendment to Loan Agreement dated December 27, 2000 (the "First Loan Modification") executed by and between Borrower and Lender, (y) the Second Amendment to Loan Agreement dated December 18, 2001 (the "Second Loan Modification") executed by and between Borrower and Lender, (y) the Third Extension, and (z) that certain Third Amendment to Loan Agreement dated of even date herewith (the "Third Loan Modification") executed by and between Borrower and Lender (said loan agreement, as amended by the First Loan Modification, the Second Loan Modification, the Third Extension and the Third Loan Modification, is herein called the “Loan Agreement”); and

WHEREAS, Borrower, as Maker, executed that certain Revolving Credit Note dated December 16, 1999, in the original principal amount of $10,000,000.00 U.S., in favor of and payable to the order of Lender, as Payee, which Revolving Credit Note was amended (whereby the stated principal amount of such Revolving Credit Note was increased to $25,000,000.00 U.S.) pursuant to (i) that certain Amendment to Revolving Credit Note dated as of December 27, 2000 (the “First Revolving Credit Note Amendment”) executed by and between Borrower and Lender, (ii) that certain Second Amendment to the Revolving Credit Note dated as of December 18, 2001 (the “Second Revolving Credit Note Amendment”) executed by and between Borrower and Lender, (iii) the Third Extension, and (iv) that certain Third Amendment to the Revolving Credit Note of even date herewith (the “Third Revolving Credit Note Amendment”) executed by Borrower and Lender (said note, as amended by the First Revolving Credit Note Amendment, the Second Revolving Credit Note Amendment, the Third Extension and the Third Revolving Credit Note Amendment, is herein called the “Revolving Credit Note”), which Revolving Credit Note evidences a loan (the “Revolving Credit Loan”) made by Lender to Borrower in connection with and pursuant to the Loan Agreement (the Revolving Credit Note and the $5,000,000.00 Revolving Note, each as amended, are hereinafter collectively referred to as the “Notes”, and the Revolving Credit Loan and the $5,000,000.00 Revolving Loan are hereinafter collectively referred to as the “Loans”); and

WHEREAS, the $5,000,000.00 Revolving Note and the Revolving Credit Note are cross-defaulted and cross-collateralized as evidenced by a Cross-Default and Cross-Collateralization Agreement recorded in multiple counties where the Mortgaged Property is located, and are secured by, among other things and without limitation, multiple Deeds of Trust and Second Lien Deeds of Trust, as modified by (i) the First Deed of Trust Modification (as hereinafter defined), (ii) the Second Deed of Trust Modification (as hereinafter defined), (iii) the Third Extension and (iv) this Agreement (said Deeds of Trust and Second Lien Deeds of Trust as modified, being herein collectively referred to as the “Deeds of Trust” or the “Lien Instruments”) dated December 16, 1999, executed by Borrower and originally delivered to GARY W. ORR, as trustee, which trustee is hereby changed to MELINDA A. CHAUSSE, (“Trustee”), for the benefit of Lender, which Deeds of Trust are described as follows:

(1)

Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158707 of the Official Public Records of Travis County, Texas, covering real property located in Travis County, Texas, as more particularly described therein;

(2)

Deed of Trust dated December 16, 1999, executed by Circle C Land Corp. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158708 of the Official Public Records of Travis County, Texas, covering real property located in, Travis County, Texas, as more particularly described therein;

(3)

Second Lien Deed of Trust dated December 16, 1999, executed by Circle C Land Corp. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158709 of the Official Public Records of Travis County, Texas, and under Document Number 9929849 of the Deed Records of Hays County, Texas, covering real property located in Travis and Hays Counties, Texas, as more particularly described therein;

(4)

Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158710 of the Official Public Records of Travis County Texas, covering real property located in Travis County, Texas, as more particularly described therein;

(5)

Deed of Trust dated December 16, 1999, executed by Austin 290 Properties, Inc. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158711 of the Official Public Records of Travis County, Texas, covering real property located in Travis County, Texas, as more particularly described therein;

(6)

Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158712 of the Official Public Records of Travis County, Texas, covering real property located in Travis County, Texas, as more particularly described therein;

(7)

Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded under Clerk’s File Number U138051 of the Official Public Records of Real Property of Harris County, Texas, covering real property located in Harris County, Texas, as more particularly described therein; and

(8)

Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded in Volume 8247, at Page 0791 of the Deed Records of Bexar County, Texas, covering real property located in Bexar County, Texas, as more particularly described therein.

WHEREAS, the Notes are further secured by that certain additional Deed of Trust dated as of February 27, 2002 and recorded under Document No. 2002038536 of the Official Public Records of Travis County, Texas, covering that certain property commonly known as the Escala Lots in the Barton Creek Subdivision and being more fully described therein, and said Deed of Trust is included in the definition "Deeds of Trust" set forth in this Agreement for all purposes; and

WHEREAS, the Mortgaged Property encumbered by that certain Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded under Clerk’s File Number 99 R0127438 of the Official Public Records of Denton County, Texas has been released and no longer secures the Loans; and

WHEREAS, Lender and Borrower entered into that certain Modification Agreement made to be effective as of the 27th day of December, 2000 (the “First Deed of Trust Modification”), and on the same date, (i) amended the Loan Agreement pursuant to the First Loan Modification, (ii) amended the $5,000,000.00 Revolving Note pursuant to the First $5,000,000.00 Revolving Note Amendment, and (iii) amended the Revolving Credit Note pursuant to the First Revolving Credit Note Amendment; and

WHEREAS, the First Deed of Trust Modification was recorded in each of the counties where the Mortgaged Property is located, such recording information being more fully described as follows:

(1)

Recorded under Document No. 2000204551 of the Official Public Records of Travis County, Texas;

(2)

Recorded under Document No. 00030106 of the Official Public Records of Hays County, Texas;

(3)

Recorded in Volume 8689, Page 1807 of the Deed Records of Bexar County, Texas, and

(4)

Recorded under Clerk’s File No. U801037 of the Official Public Records of Real Property of Harris County, Texas.

WHEREAS, Lender and Borrower entered into that certain Second Modification Agreement made to be effective as of the 18th day of December, 2001 (the “Second Deed of Trust Modification”), and on the same date, (i) amended the Loan Agreement pursuant to the Second Loan Modification, (ii) amended the $5,000,000.00 Revolving Note pursuant to the Second $5,000,000.00 Revolving Note Amendment, and (iii) amended the Revolving Credit Note pursuant to the Second Revolving Credit Note Amendment; and

WHEREAS, the Second Deed of Trust Modification was recorded in each of the counties where the Mortgaged Property is located, such recording information being more fully described as follows:

(1)

Recorded under Document No. 2001215158 of the Official Public Records of Travis County, Texas;

(2)

Recorded under Document No. 01031701 of the Official Public Records of Hays County, Texas;

(3)

Recorded in Volume 9183, Page 1818 of the Deed Records of Bexar County, Texas, and

(4)

Recorded under Clerk’s File No. V490950 of the Official Public Records of Real Property of Harris County, Texas.

WHEREAS, all of the real property covered by the foregoing Deeds of Trust which has not otherwise been released by the recordation of partial releases of lien executed by Lender, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by such Deeds of Trust, are hereinafter collectively referred to as the “Mortgaged Property”.  The $5,000,000.00 Revolving Note, the Revolving Credit Note, the Loan Agreement, the Deeds of Trust, and all other related documents executed by Borrower pertaining to, evidencing or securing the Loans are hereinafter collectively referred to as the “Loan Documents”; and

WHEREAS, Lender and Borrower now propose to again modify certain of the terms and provisions of the Deeds of Trust upon the terms and provisions set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.

Recitals.  The recitals set forth above are true, accurate and correct, and are incorporated herein by this reference.

2.

Capitalized Terms.  Any capitalized terms not defined herein shall have the meaning ascribed to them in the Deeds of Trust, as previously modified and as further modified herein.

3.

Third Modification of Deeds of Trust.  Borrower and Lender hereby agree to modify each and all of the Deeds of Trust as follows:

a.

Definition of Trustee.  The Trustee shall mean Melinda A. Chausse and John M. Killian shall be deleted as Trustee.

b.

Definition of Note.  The definition of “Note” as contained in each of the Deeds of Trust is hereby amended and replaced with the following definition:

"'Note': Collectively, (1) that certain Promissory Note originally dated December 16, 1999, incorporated herein by this reference, executed by the Borrower (as defined in the Loan Agreement) and payable to the order of Beneficiary in the original principal amount of $20,000,000.00, as amended by (i) that certain Amendment to Promissory Note dated December 27, 2000, executed by Borrower and Beneficiary, whereby such note was reduced to $10,000,000.00 and the addition of a limited revolving feature was added, (ii) that certain Second Amendment to Promissory Note dated as of December 18, 2001, executed by Borrower and Beneficiary, whereby such note was further reduced to $5,000,000.00, (iii) that certain Third Modification and Extension Agreement dated as of June 30, 2003 executed by and between Borrower and Beneficiary (the "Third Extension") and (iv) that certain Third Amendment to Promissory Note dated as of June 23, 2004 executed by Borrower and Beneficiary, and any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of such promissory note or of any promissory note or notes given in renewal, substitution or replacement therefor; and (2) that certain Revolving Credit Note originally dated December 16, 1999, incorporated herein by this reference, executed by Borrower and payable to the order of Beneficiary in the original principal amount of $10,000,000.00, as amended by (i) that certain Amendment to Revolving Credit Note dated December 27, 2000, executed by Borrower and Beneficiary whereby the stated principal amount of such Revolving Credit Note was increased to $20,000,000.00, (ii) that certain Second Amendment to Revolving Credit Note dated December 18, 2001, executed by Borrower and Beneficiary, whereby such note was increased to $25,000,000.00, (iii) the Third Extension and (iv) that certain Third Amendment to Revolving Credit Note dated as of June 23, 2004, executed by Borrower and Beneficiary.”

c.

Loan Agreement.  The definition of “Loan Agreement” as contained in each of the Deeds of Trust is hereby further amended and replaced with the following definitions:

“'Loan Agreement': That certain Loan Agreement dated December 16, 1999, by and between the Borrower and Beneficiary, as Lender, as previously amended by (i) that certain Amendment to Loan Agreement dated December 27, 2000, executed by and between the Borrower and Lender, (ii) that certain Second Amendment to Loan Agreement dated December 18, 2001 executed by and between the Borrower and Beneficiary, (iii) Third Modification and Extension Agreement dated as of June 30, 2003 executed by and between Borrower and Beneficiary and (iv) that certain Third Amendment to Loan Agreement dated June 23, 2004 executed by and between the Borrower and Beneficiary.”

4.

Revolving Nature of Indebtedness.  The indebtedness evidenced by the Notes, as previously amended and as amended hereby, and secured by the Deeds of Trust is revolving in nature, such that debt repaid may be re-advanced and re-borrowed by Borrower, but only to the extent and subject to the terms and conditions provided in the Notes and the Loan Agreement.

5.

Grant.  If any increase and/or modification of the Notes or the Loan Agreement pursuant to the amendments thereto is ever deemed or construed not to constitute a debt or obligation which is included within the scope of the further indebtedness provision in the Deeds of Trust, Borrower and Lender hereby agree that, from and after the date hereof, the liens of the Deeds of Trust shall secure the payment of the aggregate amount of the Loans and Notes as previously increased and/or modified by the First $5,000,000.00 Revolving Note Amendment, Second $5,000,000.00 Revolving Note Amendment, the Third Extension, the Third $5,000,000.00 Revolving Note Amendment, the First Revolving Credit Note Amendment, the Second Revolving Credit Note Amendment, the Third Revolving Credit Note Amendment, the First Loan Modification, the Second Loan Modification, the Third Loan Modification, the First Deed of Trust Modification, the Second Deed of Trust Modification and this Agreement (collectively, the “Loan Modification Documents”).  To effectuate same, Borrower by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, in trust, under and pursuant to the terms and provisions of the Deeds of Trust, unto the Trustee, as trustee, and unto Trustee’s successors or assigns in the trust hereby created, for the benefit of Lender and Lender’s heirs, executors, administrators, personal representatives, successors and assigns, forever, all and singular, the Mortgaged Property, TO HAVE AND TO HOLD the Mortgaged Property unto such Trustee, forever, upon and subject to each and every term and provision contained in the Deeds of Trust, all of which are incorporated herein by reference to secure (i) the repayment of the Notes, as extended, increased and/or modified by the Loan Modification Documents, and (ii) the performance by the Borrower and other parties of the terms, covenants and provisions of the Loan Documents, as modified by the Loan Modification Documents.

6.

Acknowledgment by Borrower.  Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan Documents.  Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lender pursuant to the terms of the Loan Documents as modified by the Loan Modification Documents; (ii) the liens, security interests and assignments created and evidenced by the Deeds of Trust and the other Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited therein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender’s acts or omissions with respect to the Mortgaged Property, the Loan Documents or Lender’s performance under the Loan Documents or with respect to the Mortgaged Property; (v) the representations and warranties of Borrower contained in the Loan Documents are and remain true and correct as of the date hereof; and (vi) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender’s obligations under the terms and provisions of the Loan Documents.

7.

No Waiver of Remedies.  Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Notes or the other Loan Documents.

8.

Costs and Expenses.  Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums, and reasonable fees and expenses of legal counsel to Lender.

9.

Additional Documentation.  From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loans or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof.  Upon Lender’s request, Borrower shall cause to be delivered to Lender an opinion of counsel, satisfactory to Lender as to form, substance and rendering attorney, opining to (i) the validity and enforceability of this Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transaction contemplated hereby; (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified; and (iii) such other matters as reasonably requested by Lender.

10.

Effectiveness of the Loan Documents.  Except as expressly modified by the terms and provisions of this Agreement and the other Loan Modification Documents, each of the terms and provisions of the Deeds of Trust and the other Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loans, the amounts constituting the Loans, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loans, the amounts constituting the Loans, defined terms and to such other Loan Documents, as modified by this Agreement and the other Loan Modification Documents.

11.

Governing Law.  THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

12.

Time.  Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

13.

Binding Agreement.  This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Mortgaged Property or any of Borrower’s rights, titles or interests in and to the Mortgaged Property or any rights, titles or interests in and to Borrower, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

14.

Continuing Effect; Ratification.  Except as expressly amended and modified by the First Deed of Trust Modification, the Second Deed of Trust Modification, the Third Extension and this Agreement, the Deeds of Trust shall remain unchanged and in full force and effect.  The Deeds of Trust, as further modified by this Agreement, and all documents, assignments, transfers, liens and security rights pertaining to them, are hereby ratified, reaffirmed and confirmed in all respects as valid, subsisting and continuing in full force and effect.  The Deeds of Trust and this Agreement shall together comprise the Deeds of Trust securing the Loans.

15.

No Novation.  It is the intent of the parties that this Agreement shall not constitute a novation and shall in no way limit, diminish, impair or adversely affect the lien priority of the Deeds of Trust.  All of the liens and security interests securing the Loans, including, without limitation, the liens and security interests created by the Deeds of Trust, are hereby ratified, reinstated, renewed, confirmed and extended to secure the Loans and the Notes, as modified by the Loan Modification Documents.

16.

Headings.  The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

17.

Severability.  If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substarice and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

18.

Counterparts.  To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.  Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

19.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO.  THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement to be effective as of the Effective Date.

LENDER:

COMERICA BANK, a Michigan banking corporation, successor by merger to Comerica Bank-Texas

By:  \s\ Shery R. Layne

Name: Shery R.Lanye

Title: Senior Vice President

BORROWER:

STRATUS PROPERTIES INC., a Delaware corporation

By:   \s\ William H. Armstrong, III.

William H. Armstrong, III, Chairman of the Board,

President and Chief Executive Officer

STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership

By:

STRS L.L.C., a Delaware limited liability company, General Partner

By:

Stratus Properties Inc., a Delaware corporation, its Sole Member

By: \s\ William H. Armstrong, III

William H. Armstrong, III,

Chairman of the Board, President and Chief Executive Officer

CIRCLE C LAND, L.P., a Texas limited partnership,

f/k/a Circle C Land Corp.

By:

Circle C GP, L.L.C., a Delaware limited liability company, its general partner

By:

Stratus Properties, Inc., a Delaware corporation, its Sole Member

By:  \s\ William H. Armstrong, III

William H. Armstrong, III, President

AUSTIN 290 PROPERTIES, INC., a Texas corporation

By:  \s\ William H. Armstrong, III

William H. Armstrong, III, President

BARTON CREEK JV:

OLY STRATUS BARTON CREEK I JOINT VENTURE, a Texas joint venture

By:

STRS L.L.C., a Delaware limited liability company, Venturer

By:

STRATUS PROPERTIES INC., a Delaware corporation, its sole member

By:  \s\ John E. Baker

John E. Baker, Senior Vice President

By:

STRATUS ABC WEST I, L.P., a Texas limited partnership, Venturer

By:

STRS L.L.C., a Delaware limited liability company, General Partner

\

By:

STRATUS PROPERTIES INC., a Delaware corporation, its sole member

By:  \s\ John E. Baker

John E. Baker,

Senior Vice President

STATE OF TEXAS

§

§

COUNTY OF DALLAS

§

This instrument was ACKNOWLEDGED before me, on the 23rd day of June, 2004, by SHERY R. LAYNE, Senior Vice President of COMERICA BANK, a Michigan banking corporation, successor by merger to Comerica Bank-Texas, on behalf of said banking corporation.

[SEAL]

\s\ Kristine K. Finn

Notary Public, State of Texas

Kristine K. Finn

Printed Name of Notary Public

My Commission Expires:

August 4, 2005.

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

This instrument was ACKNOWLEDGED before me on the 23rd of June, 2004, by William H. Armstrong, III, the Chairman of the Board, President and Chief Executive Officer of STRATUS PROPERTIES INC., a Delaware corporation, on behalf of said corporation.

[SEAL]

\s\ Jody L. Bickel

Notary Public, State of Texas

Jody L. Bickel

Printed Name of Notary Public

My Commission Expires:

February 24, 2006.

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

This instrument was ACKNOWLEDGED before me, on the 23rd day of June, 2004, by William H. Armstrong, III, the Chairman of the Board, President and Chief Executive Officer of STRATUS PROPERTIES INC., a Delaware corporation, sole member of STRS, L.L.C., a Delaware limited liability company, general partner of STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership, on behalf of said limited partnership.

[SEAL]

\s\ Jody L. Bickel

Notary Public, State of Texas

Jody L. Bickel

Printed Name of Notary Public

My Commission Expires:

February 24, 2006.

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

This instrument was ACKNOWLEDGED before me, on the 23rd day of June, 2004, by William H. Armstrong, III, President of of STRATUS PROPERTIES INC., a Delaware corporation, sole member of Circle C GP, L.L.C., a Delaware limited liability company, general partner of CIRCLE C LAND, L.P., a Texas limited partnership, f/k/a Circle C Land Corp., on behalf of said limited partnership.

[SEAL]

\s\ Jody L. Bickel

Notary Public, State of Texas

Jody L. Bickel
Printed Name of Notary Public

My Commission Expires:

February 24, 2006.

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

This instrument was ACKNOWLEDGED before me, on the 23rd day of June, 2004, by William H. Armstrong, III, the President of AUSTIN 290 PROPERTIES, INC., a Texas corporation, on behalf of said corporation.

[SEAL]

\s\ Jody L. Bickel

Notary Public, State of Texas

Jody L. Bickel

Printed Name of Notary Public

My Commission Expires:

February 24, 2006.

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

This instrument was ACKNOWLEDGED before me, on the 23rd day of June, 2004, by John E. Baker, Senior Vice President of STRATUS PROPERTIES INC., a Delaware corporation, sole member of STRS, L.L.C., a Delaware limited liability company, venturer of OLY STRATUS BARTON CREEK I JOINT VENTURE STRATUS, a Texas joint venture, on behalf of said joint venture.

[SEAL]

\s\ Jody L. Bickel

Notary Public, State of Texas

Jody L. Bickel

Printed Name of Notary Public

My Commission Expires:

February 24, 2006.

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

This instrument was ACKNOWLEDGED before me, on the 23rd day of June, 2004, by John E. Baker, Senior Vice President of STRATUS PROPERTIES INC., a Delaware corporation, sole member of STRS, L.L.C., a Delaware limited liability company, general partner of STRATUS ABC WEST I, L.P., a Texas limited partnership, venturer of OLY STRATUS BARTON CREEK I JOINT VENTURE STRATUS, a Texas joint venture, on behalf of said joint venture.

[SEAL]

\s\ Jody L. Bickel

Notary Public, State of Texas

Jody L. Bickel

Printed Name of Notary Public

My Commission Expires:

February 24, 2006.

EXHIBIT "A"

ESCALA PROPERTY

                Certain lots previously encumbered by that certain Deed of Trust dated as of February 27, 2002 and recorded under Document No. 2002038536 of the Office Public Records of Travis County, Texas (the "Escala Deed of Trust") have been released.  The property currently encumbered by the Escala Deed of Trust only includes the following real property:

                Lots 1, 3, 4, 6, 7, 8, 15, 21, 29, 31, 33, and 38, Block "A" and Lots 11, 12, and 14, Block "B", Barton Creek Section J, Phase 2, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 199900174 of the Official Public Records of Travis County, Texas.